                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary              [ ] Confidential, for Use of the Commission Only
                             (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                   ARTEMIS INTERNATIONAL SOLUTIONS CORPORATION
                            f/k/a OPUS360 CORPORATION
                (Name of Registrant as Specified In Its Charter)

                                       N/A
        -----------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)  Title of each class of securities to which transaction applies:

        2)  Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        4)  Proposed maximum aggregate value of transaction:

        5)  Total fee paid:

[ ] Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)  Amount previously paid:

        2)  Form, Schedule or Registration Statement No.:

        3)  Filing Party:

        4)  Date Filed:

[GRAPHIC OMITTED]

[LOGO]

ARTEMIS



                                        April 30, 2002


Dear Fellow Stockholder:


     You are cordially invited to attend the Annual Meeting of Stockholders of Artemis International Solutions Corporation (f/k/a Opus360 Corporation) (the "Company"), which will be held at the Country Inn & Suites, 325 Bristol Street, Costa Mesa, California 92626, on June 5, 2002, at 10:00 a.m., local time. We look forward to greeting as many of our stockholders as possible.

     This booklet includes the Notice of Annual Meeting and the Proxy Statement. The Proxy Statement describes the business to be conducted at the Annual Meeting and provides other information concerning the Company which you should be aware of when you vote your shares.

     Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Stockholders of record can vote their shares by using the telephone or by marking your votes on the enclosed proxy card, signing, dating and mailing the proxy card in the enclosed envelope. If you decide to attend the Annual Meeting and vote in person, you may then withdraw your proxy.

     On behalf of the Board of Directors and the employees of Artemis International Solutions Corporation, I would like to express my appreciation for your continued interest in the affairs of the Company.


                                        Sincerely,


                                        Michael J. Rusert
                                        President and Chief Executive Officer

                   ARTEMIS INTERNATIONAL SOLUTIONS CORPORATION
                                      f/k/a
                               OPUS360 CORPORATION
                            4041 MACARTHUR BOULEVARD
                                    SUITE 260
                             NEWPORT BEACH, CA 92660


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 5, 2002


     NOTICE IS HEREBY GIVEN that an Annual Meeting of stockholders of Artemis International Solutions Corporation (f/k/a Opus360 Corporation), a Delaware corporation, will be held at Country Inn & Suites, 325 Bristol Street, Costa Mesa, California 92626 on June 5, 2002 at 10:00 a.m. local time, to consider the following matters described in the accompanying proxy statement:

     1. To elect directors; and

     2. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, which contains our combined and consolidated financial statements, is included with this mailing.

     The Board of Directors has fixed the close of business on April 29, 2002, as the record date for determining stockholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournment thereof. A list of such stockholders will be available for examination by any stockholder at the Annual Meeting and, for any purpose germane to the Annual Meeting, at the office of the Secretary of the Company, 4041 MacArthur Boulevard, Suite 260, Newport Beach, California 92660 for a period of ten days prior to the Annual Meeting. The officers and directors of the Company cordially invite you to attend the Annual Meeting.

     All stockholders are cordially invited to attend the Annual Meeting in person. To assure your representation at the Annual Meeting, however, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if such stockholder has returned a proxy.

     WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY MAIL YOUR PROXY IN THE ENVELOPE PROVIDED FOR YOUR CONVENIENCE. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING AND, IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE YOUR SHARES IN PERSON.


                             By Order of the Board of Directors

                             /s/ CHARLES F. SAVONI

                             ---------------------
                             Charles F. Savoni
                             Secretary


Newport Beach, California
Dated: April 30, 2002

                   ARTEMIS INTERNATIONAL SOLUTIONS CORPORATION
                                      f/k/a
                               OPUS360 CORPORATION
                            4041 MACARTHUR BOULEVARD
                                    SUITE 260
                             NEWPORT BEACH, CA 92660

                              ---------------------
                                 PROXY STATEMENT

                              ---------------------
                        ANNUAL MEETING OF STOCKHOLDERS TO
                             BE HELD ON JUNE 5, 2002

                              ---------------------


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Artemis International Solutions Corporation (f/k/a Opus360 Corporation) (referred to throughout this Proxy Statement as "Artemis International," the "Company," "we," "our" or "us") for use at the Company's Annual Meeting of Stockholders to be held on June 5, 2002 (the "Annual Meeting") at 10:00 a.m., local time, at the Country Inn & Suites, 325 Bristol Street, Costa Mesa, California 92626 and at the adjournment thereof. This Proxy Statement and the accompanying proxy are being mailed to our stockholders on or about April 30, 2002.

THE PROXY

     The persons named as proxyholders, Michael J. Rusert and Charles F. Savoni, were selected by the Board of Directors of the Company. Mr. Rusert and Mr. Savoni are both executive officers of the Company: Mr. Rusert is President and Chief Executive Officer; and Mr. Savoni is Senior Vice Presdent, General Counsel.

     All shares represented by each properly executed, unrevoked proxy received in time for the Annual Meeting will be voted in the manner specified therein. If no specification is made on the proxy as to any one or more of the proposals, the Common Stock of the Company represented by the proxy will be voted for the election of the directors named in the Proxy Statement and with respect to any other matters that may come before the Annual Meeting, at the discretion of the proxyholders. The Company does not currently know of any other such business. An executed proxy may be revoked at any time before its exercise by filing with the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date. The execution of the enclosed proxy will not affect a stockholder's right to vote in person should such stockholder find it convenient to attend the Annual Meeting and desire to vote in person.

VOTING AT THE ANNUAL MEETING

     The only issued and outstanding voting securities of the Company are its shares of Common Stock, $.001 par value (the "Common Stock"), of which 249,124,566 shares were outstanding at the close of business on April 29, 2002. Only holders of record at the close of business on April 29, 2002, are entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof. Except as described below, the holders of the Common Stock of the Company are entitled to one vote per share on each matter submitted to a vote of the stockholders. The Company's Bylaws do not provide for cumulative voting by stockholders.

     The holders of a majority of the Company's outstanding Common Stock, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting or any adjournment thereof. While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions (also referred to as withheld votes), the Company believes that abstentions should be counted for purposes of determining if a quorum is present at the Annual Meeting for the transaction of business. With respect to broker nominee votes, the Delaware Supreme Court has held that broker nominee votes may be counted as present or represented for purposes of determining the presence of a quorum. Abstentions are included in determining the number of shares voted on the proposals submitted to stockholders (other than the election of directors) and will have the same effect as a vote against such proposals.

SOLICITATION

     The expense of soliciting proxies will be borne by the Company. Proxies will be solicited principally through the use of the mail, but directors, officers and regular employees of the Company may solicit proxies personally or by telephone or special letter without any additional compensation. The Company also will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for any reasonable expenses in forwarding proxy materials to beneficial owners.

                                 PROPOSAL ONE


                             ELECTION OF DIRECTORS

     At the Annual Meeting, four individuals are to be elected to hold office until their term expires and until their successors are elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following persons to serve as directors unless the shareholder indicates to the contrary on the proxy. The election of the Company's directors requires a plurality of the votes cast in person or by proxy at the meeting. Management expects that each of the nominees will be available for election, but if any of them is unable to serve at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINEE AS DIRECTORS. UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED BY THE COMPANY WILL
         BE VOTED FOR THE ELECTION OF THE FOUR NOMINEES LISTED BELOW.

     The following table sets forth the names, ages and positions of all directors and the nominees as of April 29, 2002. A summary of the background and experience of each of these individuals is set forth after the table.


NAME                    AGE                       POSITION                            COMMITTEE
---------------------  -----  ------------------------------------------------ -----------------------
Nominees
---------------------
James Cannavino        57     Chairman of the Board of Directors               Audit
Klaus Cawen            44     Director                                         Audit and Compensation
Olof Odman             58     Director                                         Audit and Compensation
Pekka Pere             44     Director
Continuing Directors
---------------------
Ari Horowitz           33     Vice Chairman of the Board of Directors
Michael J. Rusert      47     President, Chief Executive Officer and Director
Steven Yager           48     Vice Chairman of the Board of Directors

     Artemis International's Bylaws provide for the Board of Directors to be divided into three classes, with each class to be as nearly equal in number of directors as possible. At each Annual Meeting of stockholders, the successors to the class of directors whose term expires at that time are elected to hold office for a term of three years until their respective successors are elected and qualified, so that the term of one class of directors expires at each such Annual Meeting. The terms of office expire as follows: Mr. Cannavino, 2002; Mr. Cawen, 2002; Mr. Horowitz, 2003; Mr. Odman, 2002; Mr. Pere, 2002;
Mr. Rusert, 2003; and Mr. Yager, 2003.

     Each nominee has consented to being named in this Proxy Statement and to serve if elected. If, prior to the Annual Meeting, any nominee should become unavailable to serve, the shares of Common Stock represented by a properly executed and returned proxy (whether through the return of the enclosed proxy card or by telephone) will be voted for such additional person as shall be designated by the Board of Directors, unless the Board of Directors determines to reduce the number of directors in accordance with the Company's Amended and Restated Certificate of Incorporation and Bylaws.

     Certain information regarding each nominee as of April 2002, is set forth below, including such individual's age and principal occupation, a brief account of such individual's business experience during at least the last five previous years and other directorships currently held.


NOMINEES

     MR. CANNAVINO has been a director of the Company since January 1999, and was elected Chairman of the Board of Directors in January 2002. Mr. Cannavino has been the Chairman of the Board of Direct Insite since March 2000. He also has been the Chairman of Voyant Corporation since February 2000. From September of 1997, to April of 2000, he was non-executive Chairman of Softworks, Inc. (a wholly owned subsidiary of Computer Concepts). Mr. Cannavino was also Chief Executive Officer and Chairman of the Board of Directors of Cybersafe, Inc. from April 1998, to July 2000. In August 1995, he was hired as President and Chief Operating Officer of Perot Systems Corporation. In 1996 he was elected to serve as Chief Executive Officer through July 1997. He also was a Senior Vice President at IBM and a board member for three IBM joint-venture companies, including Prodigy Services, Inc.; Digital Domain, In.; and Newleaf Entertainment. Mr. Cannavino currently serves on the boards of the National Center for Missing and Exploited Children, the International Center for Missing and Exploited Children, and Verio. He was recently Chairman of the Board of Marist College in Poughkeepsie, New York and continues to serve on the board.

     MR. CAWEN was elected director of the Company in July 2001. He has been a member of the Board of Directors of Proha Plc since December 1999. Prior to becoming a Senior Vice President of Kone Corporation in 1995, Mr. Cawen held other positions at Kone Corporation, including Vice President, General Counsel (1991-1994), Assistant General Counsel (1986-1996), and Legal Counsel, International Operations (1983-1986). Mr. Cawen also worked as an Associate at White & Case LLP (1982-1983) and at Law Office Mattila & Toppola (1979-1981). Mr. Cawen holds a Masters of Law Degree from University of Helsinki and Columbia University.

     MR. ODMAN was elected a director of the Company in July 2001. Since December 1999, he has been a member of the Board of Directors of Proha Plc., and is currently Chairman of the Proha Plc Board of Directors. Mr. Odman has been the Managing Director of TNS AB since 1999. In 1997, Mr. Odman founded Metagroup Consulting AB, prior to which he worked as Managing Director of ICT/Perinet AS (1993-1995), Managing Director of Databloin AB (1980-1992) and Systems Director of Mobil Oil AB (1970-1979). Mr. Odman is also Chairman of the Board of Directors of Best Technology AB, Transaction Network Services AB, Structur Relocation Svenska AB, Structure International AB, Cobnet AB, Metagroup Sweden AB, Metagroup Consulting Sweden AB as well as Golf de Pierpont SA. Mr. Odman holds a Master of Science Degree.

     MR. PERE was elected a director of the Company in July 2001. He has been President and Chief Executive Office of Proha Plc since 1984 and is also the founder of Proha Plc. Mr. Pere is also the Chairman of the Board of Directors of Eficor Ltd, the Vice Chairman of the Board of Directors of Software Entrepreneurs Association and a member of the Board of Directors of Information Technology Branch Association. Mr. Pere was Chairman of the Board of Directors of Proha Oy from 1984 until 1999. In addition, Mr. Pere was a founding partner of and consultant for KPMG Wideri Consulting Oy (1985-1991) and a consultant for Finnsystems Oy (1979-1983) as well as acting Chairman of the Board of Directors of Metier Management Systems Sweden AB and Metier Management Systems Denmark AS (1991-1994).

CONTINUING DIRECTORS

     MR. HOROWITZ served as Chairman of the Board and Chief Executive Officer from April 1999 until July 2001, and as President from November 1999 to January 2000. From June 1998 to March 1999, Mr. Horowitz served as a Senior Managing Partner of USWeb/CKS. From March 1997 to June 1998, he served as President and Chief Financial Officer of Gray Peak Technologies, a network consulting company. From September 1994 to March 1997, he served as Chief Financial Officer and as Vice President, Finance and Business Development of ICon CMT Corporation. From July 1992 until September 1994, Mr. Horowitz was a Principal and Director of Finance and Business Development of Conley Corporation, a developer of storage management software. Mr. Horowitz currently serves as a director of NetVendor Systems. He holds a Bachelor of Science degree in economics from the University of Pennsylvania.

     MR. RUSERT was named President and Chief Executive Officer of the Company in January 2002. From July 2001 to January 2002, Mr. Rusert was Chief Executive Officer of GDP Consulting, providing high-level sales and consulting services to the high-tech industry for a wide range of clients from start-up companies to multinational corporations. Mr. Rusert was Vice President of Operations for Canon

Computer Systems, Inc. (1994-2001), and Chief Operating Officer for Ameriquest Technology, Inc. (1991-1994). He has also served in various capacities with Inacomp Computer Centers, including VP of Major Account Sales, VP New Business Ventures, and Executive VP & Cofounder of Computer City in Garden Grove, California. Mr. Rusert served on the Executive Board of Canon Computer Systems, Inc., as well as on the boards of directors and advisory boards of a number of business and professional organizations including Crossroads Open Systems Advisory, Zustek Software, Answer Friend Software and Evant Software.
Mr. Rusert currently sits on the Board of Directors for Artemis International Solutions Corporation, as well as for Proha Plc. Mr. Rusert holds a Bachelor of Science degree in business economics from Valparaiso University.

     MR. YAGER was elected as a director of the Company in July 2001 and Chief Executive Officer from August 2001 to January 2002. In January 2002, he became a Vice Chairman of the Board. Mr. Yager is Group President, Mergers & Acquisitions of Gores Technology Group. Prior to joining the Company in August 2001, Mr. Yager served for four years as President and CEO of Artemis International Corporation, which combined with OPUS360 Corporation in July 2001 to form Artemis International Solutions Corporation. Mr. Yager also served as the executive vice president of business development for Medaphis Physician Services Corporation, a $300 million subsidiary of Medaphis Corporation.
Mr. Yager has held senior sales management and business development positions with Burroughs Corporation and Versyss Incorporated. Mr. Yager earned a bachelor's degree in business administration and economics from the University of Michigan.

DIRECTORS' FEES AND OPTIONS

     Directors currently do not receive a stated salary from the Company for their service as members of Artemis International's Board of Directors. Although directors may receive a fixed sum and reimbursement for expenses in connection with the attendance at Board and committee meetings by resolution of the Board, the Company currently does not provide any cash compensation for either attendance at Board and committee meetings, committee participation or special assignments of the Board of Directors. Directors who are employees of the Company receive no compensation solely related to their role as a director of the Company.

     The following table sets forth the individual grants of stock options made by the Company during the fiscal year ended December 31, 2001, to each of the listed Board of Directors. No other board members received grants for that fiscal year.

NAME               NUMBER OF SHARES   EXERCISE PRICE   DATE OF GRANT
----------------- ------------------ ---------------- --------------
Klaus Cawen            12,000             $ 0.0800      07/31/01
Olof Odman             12,000             $ 0.0800      07/31/01
Pekka Pere             12,000             $ 0.0800      07/31/01

     Historically, directors who were not our employee or the employee of any of our subsidiaries ("non-employee directors") were eligible to receive stock option grants under the Company's 1998 Stock Option Plan. In March 2000, the Company adopted the Artemis International Solutions Corporation 2000 Stock Option Plan for Non-Employee Directors (the "Directors' Plan"). Under the Directors' Plan, upon initially joining our board of directors each non-employee director receives an initial grant of options to purchase 12,000 shares of our common stock at an exercise price equal to 100% of the fair market value of the common stock as of such date. In addition, immediately following each annual stockholders meeting, commencing with the annual meeting in 2001, each of our non-employee directors who was not initially elected to the Board and was not our employee or the employee of any of our subsidiaries within the previous 12 months automatically receives an annual grant of options to purchase 12,000 shares of our common stock at an exercise price equal to 100% of the fair market value of our common stock at the date of grant of the option. A total of 1,125,000 shares of our common stock have been reserved for issuance under the Directors' Plan. Options granted under the Directors' Plan will vest ratably over a three-year period, commencing on the first anniversary of the date of grant. The options will vest upon a change of control as defined in the Directors' Plan.

     On April 11, 2002, the Board of Directors granted Mr. Cannavino options, vesting over a 4-year period, to purchase 5,000,000 shares of our common stock. Mr. Cannavino's option to purchase the 5,000,000 shares at $0.05, which expires April 11, 2012, vested 20% immediately, and 20% on each successive anniversary, subject to Mr. Cannavino's continued service as Chairman of the Board. All the shares would vest immediately upon a change of control or Mr. Cannavino's removal as Chairman of the Board for any reason other than his resignation or a unanimous consent of all other Directors.

COMMITTEES OF THE BOARD

     The Company's Board of Directors currently has two committees, the Audit Committee and the Compensation Committee. The Audit Committee, currently consisting of Mr. Cannavino, Mr. Cawen and Mr. Odman, recommends the appointment of the independent public accountants of the Company, reviews and approves the scope of the annual audit and reviews the results thereof with the Company's independent accountants. The Audit Committee also assists the Board in fulfilling its fiduciary responsibilities relating to accounting and reporting policies, practices and procedures, and reviews the continuing effectiveness of the Company's business ethics and conflicts of interest policies. The members of the Audit Committee are "independent" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards.

     The Compensation Committee, currently consisting of Mr. Cawen and Mr. Odman, recommends to the Board of Directors the salaries, bonuses and stock awards received by the officers of the Company. The Compensation Committee is also responsible for administering the Company's Stock Incentive Plan. The Compensation Committee determines the recipients of awards, sets the exercise price of shares granted, and determines the terms, provisions and conditions of all rights granted.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No interlocking relationships exist between the members of the Company's Board of Directors or the Compensation Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past. None of the members of the Compensation Committee was an officer or employee of the Company at any time during Fiscal 2001.

ATTENDANCE AT BOARD AND COMMITTEE MEETINGS

     During the fiscal year ended December 31, 2001, the Board of Directors met on 13 occasions. In addition, the Audit Committee met four times. The Compensation Committee met by written consent on 10 occasions. All directors attended at least 75% of the meetings held by the Board of Directors and all committees of the Board on which such director served, with the exception of James Cannavino, who did not attend 6 Board meetings. Alec Gores did not attend 2 Board meetings, while Klaus Cawen did not attend one of the Board meetings.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires that the Company's executive officers and directors file reports of beneficial ownership on Form 3 and changes in beneficial ownership on Forms 4 and 5 with the Securities and Exchange Commission ("SEC"). Based on our records and other information, we believe that all SEC filing requirements applicable to our executive officers and directors with respect to fiscal 2001 were met.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The following table sets forth information with respect to beneficial ownership of the Company's Common Stock as of March 31, 2002, for (i) each person known by the Company to beneficially own more than 5% of each class;
(ii) each Director; (iii) each Named Executive Officer; and (iv) all of the Company's executive officers and Directors as a group. Except as indicated by footnote, and applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.


                                                  TOTAL
                                                AMOUNT OF        UNDERLYING
                                                 SHARES            OPTIONS        PERCENTAGE
            NAME AND ADDRESS OF               BENEFICIALLY       EXERCISABLE       OF COMMON
             BENEFICIAL OWNERS                  OWNED(1)       WITHIN 60 DAYS     STOCK OWNED
------------------------------------------   --------------   ----------------   ------------
Proha Plc (2)
Maapallonkuja 1 A
FIN-02210 Espoo                               199,426,560                 0             80%
    Directors and Executive Officers
    --------------------------------
James Cannavino (3) (4)                       199,526,560         1,135,000             80%
Klaus Cawen (3) (4)                           199,426,560                 0             80%
Alec Gores (3) (4) (5)                        199,426,560                 0             80%
Ari Horowitz (3) (4)                          202,759,911         1,089,786           81.4%
Olof Odman (3) (4)                            199,426,560                 0             80%
Pekka Pere (3) (4)                            199,426,560                 0             80%
Michael J. Rusert (6)                                   0                 0              *
Steven Yager (3) (4)                          199,426,560                 0             80%
Paul A. Cooley                                          0                 0              *
Richard Miller (7)                                302,500         1,058,766              *
Jeanne Murphy (8)                                       0           156,816              *
Peter Schwartz (4) (6)                        199,457,627           495,785             80%
All directors and executive officers as a
 group (12 persons) (9)                         3,776,918         2,936,153           81.6%

----------
*     Less than 1%

(1) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the Company believes that the persons named in this table have sole voting and investment power with respect to all shares.

(2) Based upon information contained in a Form 13D/A dated November 20, 2001, filed by Proha Plc on behalf of itself and related entities, such entities own 199,426,560 shares of Common Stock.

(3) This individual also serves as a director on the board of directors for Proha Plc.

(4) Director disclaims any beneficial ownership of the 199,426,560 shares held by Proha Plc that may arise, if any, from being a director on the Board of Directors for Proha Plc, except to the extent of his personal stock holding interests in Proha Plc.

(5)   Mr. Gores resigned from the Board effective April 19, 2002.

(6) On April 15, 2002, Mr. Rusert replaced Mr. Schwartz as a director on the board of directors for Proha Plc.

(7) Mr. Miller resigned as President and Chief Operating Officer of the Company in June 2001.

(8) Ms. Murphy resigned as Executive Vice President and General Counsel in February 2002.

(9) The shares beneficially owned by Proha Plc (199,426,560) are not included in this total as the respective Directors disclaimed beneficial ownership per footnote (4) above.

             COMPENSATION EXECUTIVE OFFICERS AND OTHER INFORMATION


SUMMARY OF EXECUTIVE COMPENSATION

     The following table sets forth for each of the Company's last three completed fiscal years, the compensation of Steven Yager, the Company's President and Chief Executive Officer at December 31, 2001, and the four most highly compensated executive officers as of the fiscal year end, as well as one additional individual not serving as an executive officer as of the fiscal year end but who had served as an executive officer earlier in the fiscal year (collectively, the "Named Executive Officers").


                          SUMMARY COMPENSATION TABLE

                                                ANNUAL COMPENSATION                LONG TERM COMPENSATION
                                     ------------------------------------------ ---------------------------
                                                                                  NUMBER OF
                                                                 OTHER ANNUAL     SECURITIES
      NAME AND PRINCIPAL                                         COMPENSATION     UNDERLYING     ALL OTHER
           POSITION           YEAR     SALARY ($)   BONUS ($)         ($)         OPTIONS (#)  COMPENSATION
----------------------------- ------ ------------ ----------- ----------------- ------------- -------------
Steven Yager, President,      2001     $120,833     $45,825   $    625                   --        --
Chief Executive Officer (1)   2000           --          --   --                         --        --
                              1999           --          --   --                         --        --
-----------------------------------------------------------------------------------------------------------
Ari Horowitz, Executive       2001     $250,000          --   --                  1,247,733        --
Vice President, Corporate     2000     $241,667          --   --                  1,021,299        --
Development (2)               1999     $125,000          --   --                    750,001        --
-----------------------------------------------------------------------------------------------------------
Peter Schwartz, Executive     2001     $175,000          --   --                    469,615        --
Vice President, Chief         2000     $ 54,407          --   --                    700,000        --
Financial Officer (3)         1999           --          --   --                         --        --
-----------------------------------------------------------------------------------------------------------
Richard Miller, former        2001     $140,000          --   $115,000(5)            20,433        --
President/COO (4)             2000     $229,167          --   --                  1,718,800        --
                              1999           --          --   --                         --        --
-----------------------------------------------------------------------------------------------------------
Paul A. Cooley, Executive     2001     $ 82,083     $75,988   $  6,000              150,000        --
Vice President North          2000           --          --   --                         --        --
American Sales Marketing      1999           --          --   --                         --        --
and Consulting (6)
-----------------------------------------------------------------------------------------------------------
Jeanne Murphy, Executive      2001     $225,000     $21,875   --                    205,433        --
Vice President, General       2000     $125,000          --   --                    190,862        --
Counsel (7)                   1999           --          --   --                         --        --
-----------------------------------------------------------------------------------------------------------

(1) Mr. Yager was appointed to the position of President and Chief Executive Officer effective with Mr. Horowitz's resignation as President and Chief Executive Officer, effective July 31, 2001.

(2)   Mr. Horowitz served as Chief Executive Officer from April 1999 to July
      2001.

(3)   Mr. Schwartz became Chief Financial Officer on September 8, 2000.

(4) Mr. Miller was elected as President and Chief Operating Officer of the Company on April 6, 2000. He separated from the Company on June 30, 2001.

(5)   Mr. Miller received severance payments of $115,000.

(6) Mr. Cooley became an executive officer of the Company effective July 31, 2001.

(7) Ms. Murphy joined the Company on June 12, 2000. She separated from the Company on February 15, 2002.

SUMMARY OF OPTION GRANTS

     The following table sets forth the individual grants of stock options made by the Company during the fiscal year ended December 31, 2001, to each of the Named Executive Officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                   POTENTIAL REALIZABLE
                                                                                     VALUE AT ASSUMED
                                                                                     ANNUAL RATES OF
                                                                                       STOCK PRICE
                                                                                     APPRECIATION FOR
                                          INDIVIDUAL GRANTS                          OPTION TERM (3)
                     ------------------------------------------------------------ ----------------------
                       NUMBER OF        % TOTAL
                       SECURITIES       OPTIONS
                       UNDERLYING      GRANTED TO
                        OPTIONS       EMPLOYEE IN     EXERCISE PER    EXPIRATION
        NAME          GRANTED (#)   FISCAL YEAR (1)      ($/SH)        DATE (2)     5% ($)     10% ($)
-------------------- ------------- ----------------- -------------- ------------- ---------- -----------
Steven Yager                  --             --               --             --         --          --
--------------------------------------------------------------------------------------------------------
Ari Horowitz (4)       1,000,000          19.75%        $ 0.0810     08/01/2011    $50,000    $130,000
                          35,000           0.69%        $ 0.0900     07/10/2011    $ 2,100    $  4,900
                         192,300           3.80%        $ 0.1200     05/01/2011    $15,384    $ 36,537
                          20,433           0.40%        $ 0.1300     03/30/2011    $ 1,635    $  4,291
--------------------------------------------------------------------------------------------------------
Peter Schwartz (5)       300,000           5.93%        $ 0.0810     07/31/2011    $15,000    $ 39,000
                          35,000           0.69%        $ 0.0900     07/10/2011    $ 2,100    $  4,900
                         134,615           2.66%        $ 0.1200     05/01/2011    $10,769    $ 25,577
--------------------------------------------------------------------------------------------------------
Richard Miller (6)        20,433           0.40%        $ 0.1300     03/30/2011    $ 1,635    $  4,291
--------------------------------------------------------------------------------------------------------
Paul A. Cooley (7)       150,000           2.96%        $ 0.0900     08/21/2011    $ 9,000    $ 21,000
--------------------------------------------------------------------------------------------------------
Jeanne Murphy (8)         50,000           0.99%        $ 0.0810     08/01/2011    $ 2,500    $  6,500
                         100,000           2.67%        $ 0.0900     08/21/2011    $ 6,000    $ 14,000
                          35,000           2.67%        $ 0.0900     07/10/2011    $ 2,100    $  4,900
                          20,433           0.40%        $ 0.1300     03/30/2011    $ 1,635    $  4,291
--------------------------------------------------------------------------------------------------------

(1) Based on an aggregate of 5,062,000 options granted to directors and employees of the Company in fiscal year 2001, including the Named Executive Officers.

(2)   Options expire 10 years after grant date.

(3) The potential realizable value is calculated based on the term of the option at its time of grant (ten years). It is calculated by assuming that the stock price appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price. No gain to the option holder is possible unless the stock price increases over the option term.

(4) Mr. Horowitz's option grant to purchase 1,000,000 shares at $0.0810, which expires August 1, 2011, vests one-third one year after the commencement date of the grant, and one-third of the remaining unvested shares subject to the option grant vest each anniversary of the grant date. Mr. Horowitz's option grant to purchase 35,000 shares at $0.0900, which expires July 10, 2011, vests 16.60% of the shares granted on the date which is six months after the grant date and 2.78% of such shares in each of the next thirty months following the six month anniversary. Mr. Horowitz's option grant to purchase 192,300 shares at $0.1200, which expires May 1, 2011, fully vested as of July 31, 2001. Mr. Horowitz's option grant to purchase 20,433 shares at $0.1300, which expires March 30, 2011, vests 16.60% of the shares granted on the date which is six months after the grant date and 2.78% of such shares in each of the next thirty months following the six month anniversary.

(5) Mr. Schwartz's option grant to purchase 300,000 shares at $0.0810, which expires July 31, 2011, vests 20% immediately as of the grant date, the remaining 80% of the shares vests with respect to 1/6 of such shares on the date which is six months after the grant and 1/36 of such shares each month thereafter. Mr. Schwartz's option grant to purchase 35,000 shares at $0.0900, which expires July 10, 2011, vests 16.60% of the shares granted on the date which is six months after the grant date and 2.78% of such shares in each of the next thirty months following the six month anniversary. Mr. Schwartz's option grant to purchase 134,615 shares at $0.1200, which expires May 1, 2011, fully vested as of July 31, 2001.

(6) Mr. Miller's option grant to purchase 20,433 shares at $0.1300, which expires March 30, 2011, vests 16.60% of the shares granted on the date which is six months after the grant date and 2.78% of such shares in each of the next thirty months following the six month anniversary.

(7) Mr. Cooley's option grant to purchase 150,000 shares at $0.0900, which expires August 21, 2011, vests one-third one year after the commencement date of the grant, and one-third of the remaining unvested shares subject to the option grant vest each anniversary of the grant date.

(8) Ms. Murphy's option grant to purchase 100,000 shares at $0.0900, which expires August 1, 2011, vests 30% immediately and the remaining 80% with respect to 1/3 of such common stock on each of the first three anniversaries of the grant date. Ms. Murphy's option grant to purchase 50,000 shares at $0.0810, which expires August 1, 2011, vests one-third one year after the commencement date of the grant, and one-third of the remaining unvested shares subject to the option grant vest each anniversary of the grant date. Ms. Murphy's option grant to purchase 35,000 shares at $0.0900, which expires July 10, 2011, vests 16.60% of the shares granted on the date which is six months after the grant date and 2.78% of such shares in each of the next thirty months following the six month anniversary. Ms. Murphy's option grant to purchase 35,000 shares at $0.0900, which expires March 30, 2011, vests 16.60% of the shares granted on the date which is six months after the grant date and 2.78% of such shares in each of the next thirty months following the six month anniversary.

All options grants presented within this table have provisions accelerating the vesting in the event of a change in control.

SUMMARY OF OPTIONS EXERCISED

     The following table sets forth information concerning exercises of stock options during the year ended December 31, 2001, by each of the Named Executive Officers and the value of unexercised options at December 31, 2001.


                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES


                                                       NUMBER OF
                                                      SECURITIES           VALUE OF
                                                      UNDERLYING          UNEXERCISED
                                                      UNEXERCISED        IN-THE-MONEY
                                                      OPTIONS AT          OPTIONS AT
                                                    FISCAL YEAR END     FISCAL YEAR END
                                        VALUE        EXERCISABLE/        EXERCISABLE/
                   SHARES ACQUIRED    REALIZED       UNEXERCISABLE       UNEXERCISABLE
NAME                ON EXERCISE(#)     ($)(1)             (#)               ($)(2)
----------------  -----------------  ----------  --------------------  ----------------
Steven Yager             --                --                    --            --
Ari Horowitz              0            $ 0.00     891,231/1,992,667           0/0
Peter Schwartz            0            $ 0.00       367,697/801,918           0/0
Richard Miller            0            $ 0.00       860,373/578,858           0/0
Paul A. Cooley            0            $ 0.00             0/150,000           0/0
Jeanne Murphy             0            $ 0.00       122,339/273,960           0/0

----------
(1) Value realized is based on estimated fair market value of Common Stock on the date of exercise minus the exercise price.

(2) Value is based on estimated fair market value of Common Stock as of December 31, 2001 ($0.05) minus the exercise price.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     During the fiscal year ended December 31, 2001, the Compensation Committee, consisting of Mr. Odman, Mr. Cawen and Mr. Plug, who resigned from the Board of Directors on April 14, 2002, was responsible for establishing and administering the policies that govern the compensation of executive officers, including the Named Executive Officers. The Compensation Committee has furnished the following report on executive compensation:

COMPENSATION COMMITTEE REPORT

     The Compensation Committee ("Compensation Committee") of the Board of Directors reviews and administers the Company's various compensation plans, including the base compensation levels of Executive Officers, the Company's bonus plan and the Company's stock incentive plans.

     General Compensation Policy. The Compensation Committee's fundamental compensation policy is to make a substantial portion of an executive's total potential compensation contingent upon the financial performance of the Company. Accordingly, in addition to each executive's base salary, the Company offers the opportunity for an annual cash bonus, which is tied to the Company's achievement of financial performance goals, and stock option awards to provide incentives to the executive officers through an equity interest of the Company. The Compensation Committee believes that the stockholders benefit by aligning the long-term interests of stockholders and employees.

     Base Salary. For the fiscal year 2001, the Compensation Committee reviewed the recommendations of the Chief Executive Officer as to proposed base salaries for all executives other than the Chief Executive Officer. Increases in base salaries generally reflect increased responsibilities over the prior fiscal year or strong individual performance in the prior fiscal year.

     The Compensation Committee performed an annual review of the base salary of each of the executive officers with reference to the executive's performance, level of responsibility and experience to determine whether the current base salary is appropriate and competitive. The Compensation Committee evaluated the reasonableness of the base salary based upon the median salary range paid to executive officers with comparable duties at companies of similar size in the same geographic area in the computer technology industry. No specific quantitative weight was given to any particular performance measurement.

     Cash Bonuses. The Company's Board of Directors approved and implemented a senior management bonus plan for fiscal 2001. The plan was designed to provide an incentive to certain designated senior managers to maximize stockholder value by achieving targeted levels of operating profit. Participants in the plan included all executive officers of the Company and certain other key senior managers.

     Pursuant to the terms of the plan, the criterion for earning a bonus was based on the Company's operating profit for fiscal 2001 being equal to or greater than the operating profit set forth in the Company's fiscal 2001 annual operating plan ("AOP") as approved by the Company's Board of Directors.

     Since the Company did not achieve AOP in fiscal year 2001, no bonuses were awarded to the executives under the bonus plan. A small number of executives did receive discretionary bonus awards based on exceptional individual performance or attainment of specific objectives.

     Stock Option Awards. The Company has granted stock options under its various stock option plans at prices equal to the fair market value of the Company's Common Stock at the date of grant. Grants to executive officers are based on their responsibilities and relative positions in the Company and are considered an integral component of total compensation. The Compensation Committee believes the granting of options to be beneficial to stockholders, because it increases management's incentive to enhance stockholder value. Grants were proposed by the Chief Executive Officer and reviewed by the Compensation Committee based on the individual's overall performance. No specific quantitative weight was given to any particular performance measure. The Compensation Committee believes that stock option grants are necessary to retain and motivate key employees of the Company.

     Chief Executive Officer Compensation. The base salary of the Chief Executive Officer was recommended by the Compensation Committee and approved by the Board of Directors. The Compensation Committee reviewed the salaries of comparable executive officers at companies of similar size and in the same geographic area as the Company and in the software industry. Prior to July 31, 2001, Mr. Horowitz received an annual base salary of $250,000, with a potential Bonus at AOP of $100,000. Subsequent to the July 31, 2001, combination between Opus360 and Legacy Artemis, Mr. Yager became CEO with an annual base salary of $290,000 and a potential Bonus at AOP of $135,000. Mr. Horowitz and Mr.Yager participated in the same executive compensation plans as those described above for the other executive officers. The Compensation Committee's policy is to have a substantial portion of the Chief Executive Officer's total compensation based on the Company's financial performance.

     Policy Regarding Deductibility of Compensation. Section 162(m) of the Internal Revenue Code ("Section 162(m)") provides that for federal income tax purposes, the otherwise allowable deduction for compensation paid or accrued to a covered employee of a publicly held corporation is limited to no more than $1 million per year. Section 162(m) does not presently affect the Company because, for the fiscal year ended December 31, 2001, no executive officer's compensation exceeded $1 million, and the Company does not believe that the compensation of any executive officer will exceed $1 million for the 2002 fiscal year. Options granted under the Company's 2001 Stock Incentive Plan would be considered performance-based compensation. As performance-based compensation, compensation attributable to options granted under the Plan and awarded to covered employees will not be subject to the compensation deduction limitations of Section 162(m).


                            COMPENSATION COMMITTEE

                                  Klaus Cawen
                                  Olof Odman


                                     * * *

        EMPLOYMENT AGREEMENTS AND TERMINATION, SEVERANCE AND CHANGE OF
                             CONTROL ARRANGEMENTS

     The Company has entered into employment agreements with Mr. Rusert, Mr. Horowitz, Mr. Miller, Mr. Schwartz, Mr. Savoni and Ms. Murphy.

     Mr. Rusert's employment agreement became effective on January 25, 2002, (the "Rusert Agreement"). The Rusert Agreement is effective unless and until either terminated by the Company with or without cause or he resigns. Under the Rusert Agreement, Mr. Rusert receives an annual salary of $275,000, an annual base bonus of $175,000 payable upon achievement of mutually agreed target and an option to purchase, in an aggregate, 6,250,000 shares of common stock (the "Initial Grant") of the Company. The Initial Grant shall vest 50% on the first anniversary of his employment and 50% on the second anniversary. In addition to the Initial Grant, the Company shall grant to Mr. Rusert additional options to purchase 3,125,000 shares common stock ("the Bonus Grants") (as further defined in the Rusert Agreement) on or about each of the first two anniversaries of the effective date of the Rusert Agreement. These additional option grants shall vest over three years with 1/3 of such amount vesting on each of the first three anniversaries of the date of grant. If the Company terminates Mr. Rusert without cause, Mr. Rusert shall continue to receive his base salary for one year from the date of termination.

     Mr. Horowitz's employment agreement (the "Horowitz Agreement") became effective on April 1, 1999, and was amended in September 1999, and July 2001 (the "Horowitz Agreement"). The Horowitz Agreement is for a period of three years, and is automatically extended on each anniversary by one year so that the remaining term continues to be three years, unless either party to the Horowitz Agreement gives the other party prior written notice of non-renewal. The annual salary for Mr. Horowitz of $150,000 was raised to $250,000 effective February 1, 2000. If Mr. Horowitz's employment is terminated for any reason, other than termination by the Company for cause or his resignation without Good Reason (as defined in the Horowitz Agreement), he shall be entitled to continue to receive his salary and benefits for a period of two years after the date of termination and his options shall vest and become immediately exercisable. In the event of a Change of Control (as defined in the Horowitz Agreement), Mr. Horowitz's options shall also vest and become immediately exercisable.

     Mr. Schwartz's employment agreement became effective on September 8, 2000, and was amended in May 1, 2001, (the "Schwartz's Agreement"). The Schwartz Agreement is for a period of three years, and is automatically extended on each anniversary by one year so that the remaining term continues to be three years, unless either party to the Schwartz Agreement gives the other party prior written notice of non-renewal. Under the Schwartz Agreement, Mr. Schwartz receives an annual salary of $175,000, an annual bonus of no less than $150,000 during each calendar year based upon his achievement of performance criteria, and an option to purchase, in an aggregate, 700,000 shares of common stock of the Company. Options to purchase 140,000 shares of common stock shall be vested immediately upon grant and the balance of the Options shall vest over three years, 6/36 of such balance shall vest on the six month anniversary of the date of grant and 1/36 of such balance shall vest each month thereafter. If Mr. Schwartz's employment is terminated for any reason, other than termination by the Company for cause or his resignation without Good Reason (as defined in the Schwartz Agreement), he shall be entitled to continued base salary and bonus payments, as equating to such sums paid out in the 12-month period immediately prior to his termination date, for a period of twelve (12) months subsequent to termination. Mr. Schwartz' options and any equity awards granted to Mr. Schwartz during his employment with the Company shall vest according to the schedule in the Schwartz Agreement. The continuation of payments described herein upon termination shall cease in the event that Mr. Schwartz becomes employed by another entity during the continuation period. In the event of a Change of Control (as defined in the Schwartz Agreement), Mr. Schwartz's options shall vest and become immediately exercisable.

     Mr. Savoni's employment agreement became effective on March 1, 2002, (the "Savoni Agreement"). The Savoni Agreement is effective unless and until terminated either by the Company with or without cause or he resigns or he dies or becomes disabled. Under the Savoni Agreement, Mr. Savoni shall receive an annual salary of $120,000, an annual bonus of $30,000 for fiscal year 2002 and as mutually agreed for future fiscal years, based upon the Company's achievement of economic performance criteria, and an option to purchase, in an aggregate, 50,000 shares of common stock. If the Company terminates Mr. Savoni without cause, Mr. Savoni shall receive the equivalent of six months base salary.

     Mr. Miller was employed under an employment agreement that was amended on two occasions, the last of which was effective June 21, 2001 (the "Miller Agreement"). Under the Miller Agreement, Mr. Miller's base salary was $250,000, with an annual increase at the discretion of our board of directors. Mr. Miller was eligible to receive an annual bonus of no less than $100,000 during each calendar year of his employment period in the event he achieved performance criteria mutually agreed upon by Mr. Miller and the Company for such calendar year. In addition Mr. Miller was granted options to purchase up to 1,507,500 shares of our common stock. Pursuant to the Miller Agreement, his separation from the Company as President and Chief Operating Officer was by mutual agreement, effective June 30, 2001. Mr. Miller is eligible to receive continued base salary and bonus payments, as equating to such sums paid out in the 12-month period immediately prior to his termination date, for a period of twelve (12) months subsequent to termination, and shall be credited with one additional year of employment for purposes of calculating his vested interest in his options and any other equity awards granted to him during his employment period with the Company. Mr. Miller's options and any equity awards granted to Mr. Miller during his employment with the Company shall vest according to the schedule in the Miller Agreement. The continuation of payments as described herein upon termination shall cease in the event that Mr. Miller becomes employed by another entity during the continuation period.

     Ms. Murphy's employment agreement became effective on June 12, 2000, and was amended in July 31, 2001 (the "Murphy's Agreement"). The Murphy Agreement was for a period of three years, and was to automatically extend on each anniversary by one year so that the remaining term continued to be three years, unless either party to the Murphy Agreement gave the other party prior written notice of non-renewal. Under the Murphy Agreement, Ms. Murphy received an annual salary of $225,000, an annual bonus of no less than $43,750 for the calendar year 2000 and no less than $75,000 during each subsequent calendar year of the Employment Period (as defined in the Murphy Agreement) based upon her achievement of performance criteria, and an option to purchase, in an aggregate, 125,000 shares of common stock of the Company. Options to purchase shall vest over three years, 6/36 of such amount shall vest on the six (6) month anniversary of the date of grant and 1/36 of such amount shall vest each month thereafter.

     The Company and Ms. Murphy mutually agreed to terminate her position as the Company's Executive Vice President, General Counsel and Secretary of the Company, effective February 15, 2001, with the termination to be considered without cause for purposes of paying out severance under the Murphy Agreement. Ms. Murphy is eligible to receive continued base salary and bonus payments, as equating to such sums paid out in the 12-month period immediately prior to her termination date, for a period of twelve (12) months subsequent to termination, and shall be credited with one additional year of employment for purposes of calculating her vested interest in her options and any other equity awards granted to her during her employment period with the Company. Ms. Murphy's options and any equity awards granted to Ms. Murphy during her employment with the Company shall vest according to the schedule in the Murphy Agreement. The continuation of payments as described herein upon termination shall be reduced by the amount of any salary or other cash compensation paid by another employer during the continuation period.

                            AUDIT COMMITTEE REPORT


     The Audit Committee of the Company is composed of three directors who are not officers or employees of the Company and operates under a written charter adopted by the Board of Directors on March 16, 2000.

     Artemis management ("Management") is responsible for the Company's internal controls and preparing the Company's consolidated financial statements. The Company's independent accountants, KPMG, LLP ("KPMG"), are responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee is responsible for overseeing the conduct of these activities and recommending to the Board of Directors.

     The Audit Committee held four meetings during fiscal year 2001. The Audit Committee reviewed KPMG's audit scope, audit plans and identification of audit risks. The interim financial information contained in each quarterly financial release was reviewed by the Audit Committee and discussed with Management and KPMG prior to release.

     The Audit Committee also reviewed and discussed the Company's consolidated financial statements for the year ended December 31, 2001, with Management and KPMG. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with the generally accepted accounting principles. The Audit Committee discussed with KPMG those matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees.

     The Audit Committee has received and reviewed the written disclosures and the letter from KPMG required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and has discussed with KPMG their independence.

     Based on the reviews and discussions referred to above, Management recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, filed with the Securities and Exchange Commission.


                             AUDIT COMMITTEE REPORT

                                 James Cannavino
                                   Klaus Cawen
                                   Olof Odman


                                      * * *

The foregoing Audit Committee Report shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the Report by reference in any such document.

                         INDEPENDENT ACCOUNTANTS' FEES


     During the fiscal year ended December 31, 2001, KPMG billed Artemis and its subsidiaries the following fees for its services:



Audit fees                                $ 739,150
Financial information systems designs         -0-
 and implementation
All other fees (1)                        $ 462,400

(1) Includes fees for tax consulting, services related to mergers and acquisitions, compliance statutory audit services and other non-audit fees.

                         COMPANY STOCK PRICE PERFORMANCE

     The following performance graph assumes an investment of $100 on April 7, 2000, and compares the change to a broad market index (Nasdaq Stock Market -- U.S.) and an industry index (Software & Services Index). The Company paid no dividends during the periods shown; the performance of the indexes is shown on a total return (dividend reinvestment) basis. The graph lines merely connect the prices on the dates indicated and do not reflect fluctuations between those dates.

                COMPARISON OF 21 MONTH CUMULATIVE TOTAL RETURN*
                  AMONG ARTEMIS INTERNATIONAL SOLUTIONS CORP.,
                      THE NASDAQ STOCK MARKET (U.S.) INDEX
               AND THE S&P COMPUTERS (SOFTWARE & SERVICES) INDEX




[GRAPHIC OMITTED]


ARTEMIS INTERNATIONAL SOLUTIONS CORP.
NASDAQ STOCK MARKET (U.S.)
S & P COMPUTERS (SOFTWARE & SERVICES)

*$100 invested on 4/7/00 in stock or on 3/31/00 in the indices-including reinvestment of dividends. Fiscal year ending December 31.

Copyright (c) 2002, Standard & Poor's, a division of The McGraw-Hill Companies, Inc. All rights reserved.
www.researchdatagroup.com/S&P.htm

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


     On July 31, 2001, Opus360 Corporation ("Opus360"), the Registrant, merged with Artemis International Corporation ("Legacy Artemis"), a wholly owned subsidiary of Proha Plc under the terms of a Share Exchange Agreement whereby Opus360 exchanged 80% of its post transaction common stock for all the capital stock of Legacy Artemis and a 19.9% interest in two other subsidiaries of Proha Plc. On November 20, 2001, Opus360 changed its name to Artemis International Solutions Corporation.

Loan

     On August 30, 2000, Proha Plc loaned Legacy Artemis $1,700,000 under a demand note accruing interest at 4% per annum. In January and August 2001, the Company made principal payments totaling approximately $1,465,000 to Proha Plc. The principal and interest balance outstanding at December 31, 2001, under this demand note was approximately $300,000.

Services Purchased From Proha Plc

     During the year ended December 31, 2001, the Company or its subsidiaries leased office space, and received administrative, accounting and development services approximating $1,779,000 from Proha Plc and its subsidiaries. These arrangements, individually and in total, were contracted on terms at least as favorable to the Company as those that would be available from unrelated parties for comparable transactions, if they would have been available.

Services Provided to Proha Plc

     During the year ended December 31, 2001, the Company or its subsidiaries provided research and development services with a value of approximately $795,000 to Proha Plc and its subsidiaries. These arrangements, individually and in total, were contracted on terms at least as favorable to the Company as those that would be available from unrelated parties for comparable transactions.

                                 OTHER BUSINESS


     The Board of Directors is not aware of any other matters to come before the Annual Meeting. If any matter not mentioned herein is properly brought before the meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.

     COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001, AS FILED WITH THE SEC, WILL BE PROVIDED TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO INVESTOR RELATIONS, ARTEMIS INTERNATIONAL SOLUTIONS, 4041 MACARTHUR BOULEVARD, SUITE 260, NEWPORT BEACH, CALIFORNIA 92660.

               STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

     Stockholders who may wish to present proposals for inclusion in the Company's proxy materials in connection with the 2003 Annual Meeting of Stockholders must submit such proposals in writing to the Secretary at the address shown at the top of page one not later than January 1, 2003. In addition, to be properly considered at the 2003 Annual Meeting of Stockholders, notice of any stockholder proposals must be given to the Company's Secretary in writing not less than 30 nor more than 60 days prior to the meeting; provided, that in the event that less than 40 days notice of the meeting date is given to stockholders, proposals must be received not later than the close of business on the tenth day following the day on which notice of the Annual Meeting date was mailed or publicly disclosed. A stockholder's notice to the Secretary must set forth for each matter proposed to be brought before the 2003 Annual
Meeting: (a) a brief description of the matter the stockholder proposes to bring before the Annual Meeting; (b) the name and home address of the stockholder proposing such business; (c) the class and number of shares of Common Stock beneficially owned by such stockholder; and (d) any material interest of such stockholder in such business.


                               By Order of the Board of Directors




                               Michael J. Rusert
                               President & Chief Exeutive Officer


Newport Beach, California
April 30, 2002


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



                                  APPENDIX "A"

                                      PROXY

                   ARTEMIS INTERNATIONAL SOLUTIONS CORPORATION
                                      f/k/a
                               OPUS360 CORPORATION
                            4041 MACARTHUR BOULEVARD
                                    SUITE 260
                         NEWPORT BEACH, CALIFORNIA 92660

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
                   ARTEMIS INTERNATIONAL SOLUTIONS CORPORATION
                                      f/k/a
                 OPUS360 CORPORATION TO BE HELD ON JUNE 5, 2002.

         The undersigned hereby appoints Michael J. Rusert and Charles F. Savoni, each with full power of substitution, as proxies of the undersigned, to attend the Annual Meeting of Stockholders of Artemis International Solutions Corporation (the "Company") to be held at Country Inn & Suites, 325 Bristol Street, Costa Mesa, CA 92626, on June 5, 2002, at 10:00 a.m. local time, and at any and all adjournments thereof, and to vote all Common Stock of the Company, as designated on the reverse side of this proxy card, with all the powers the undersigned would possess if personally present at the meeting.

See reverse side  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.) See reverse side

[X]  Please mark
     your votes as
     in this example

         THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SPECIFIED. WHERE NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED. THIS PROXY CONFERS AUTHORITY FOR THE PERSONS NAMED ON THE REVERSE SIDE, OR ANY ONE OF THEM, TO VOTE IN HIS DISCRETION WITH RESPECT TO ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

1. ELECTION OF DIRECTORS: Nominees: James Cannavino, Klaus Cawen, Olof Odman, and Pekka Pere

[ ] ___________________________    FOR                  WITHHELD
    For all nominees except as     [ ]                  [ ]
    noted above

THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FOR THE 2002 ANNUAL MEETING.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT      [ ]

NOTE: Please sign exactly as name(s) appear(s). When signing as executor, administrator, attorney, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. If a joint tenancy, please have both tenants sign.





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



Signature:___________________________________          Date:____________

Signature:___________________________________          Date:____________




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